Federated Municipal Bond Fund, Inc.
CLASS A SHARES (TICKER LMSFX)
CLASS B SHARES (TICKER LMSBX)
CLASS C SHARES (TICKER LMSCX)
CLASS F SHARES (TICKER LMFFX)
INSTITUTIONAL SHARES (TICKER LMBIX)

SUPPLEMENT TO SUMMARY PROSPECTUS AND PROSPECTUS DATED JULY 27, 2017
Federated Municipal Bond Fund, Inc. (FMBDF) is entering into an Agreement and Plan of Reorganization (the “Agreement”) providing for: (i) the transfer of all or substantially all of the assets of Federated New York Municipal Income Fund (NYMIF) (which offers Class A Sahres and Class B Shares) (the “NYMIF Shares”) in exchange solely for Class A Shares and Class B Shares of FMBDF; (ii) the distribution of Class A Shares and Class B Shares of FMBDF to the holders of the outstanding NYMIF Shares; and (iii) the liquidation and termination of NYMIF upon the terms and conditions set forth in the Agreement (the “Reorganization”).
The Reorganization is subject to the approval of NYMIF shareholders at a special meeting of shareholders currently scheduled for November 27, 2017. If the Reorganization is approved by NYMIF shareholders, the “Termination Date” of the voluntary waiver and/or reimbursement of expenses described in the footnote to the Table in the section entitled “Risk/Return Summary: Fees and Expenses” shall be changed to the later of: (a) January 1, 2019; or (b) the date of FMBDF's next effective Prospectus.
October 10, 2017
Federated Municipal Bond Fund, Inc.
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q454157 (10/17)
Federated is a registered trademark of Federated Investors, Inc.
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